USA Truck Appoints Martin Tewari President - Trucking

Fills New Position with Expansive Scope of Responsibilities Designed to Accelerate Operational and Financial Improvements

VAN BUREN, ARK. – September 29, 2015 – USA Truck, Inc. (NASDAQ: USAK), a leading capacity solutions provider headquartered in Van Buren, AR, announced today the appointment of Martin Tewari to the newly created position of President - Trucking, effective September 30, 2015.  Mr. Tewari will be responsible for the Company’s Trucking operations, pricing, and sales, and will report to USA Truck President and CEO Tom Glaser.

Mr. Tewari, who has more than 25 years of experience in the transportation industry, joins USA Truck from Con-way Truckload, where he served as Vice President, Operations since 2010.  In that capacity, he oversaw the operations of almost 3,000 company drivers and dedicated owner operators with a fleet of 2,900 tractors and 8,000 trailers.  Mr. Tewari served as Vice President, Sales and Revenue Management at Con-way Truckload from 2006 to 2010.

“We are delighted to welcome Martin to USA Truck,” Tom Glaser said.  “His appointment and the broad range of responsibilities with which he is charged illustrate the steps we have designed to accelerate the pace of improvement in our Trucking operations.

“We believe Martin’s deep industry knowledge and unsurpassed operational expertise will help us build a best-in-class and consistently profitable Trucking operation.  We also expect the centralization of responsibility for Trucking operations, pricing and sales into a single position to enable us to enhance cross-functional awareness, discipline and collaboration throughout our organization.”

Mr. Tewari, age 51, began his career in transportation in 1989 at MS Carriers, where he was Divisional Sales Manager for six years.  He served as Vice President, Sales with Roehl Transport from 2001 to 2006.

Mr. Tewari earned a Bachelor of Arts in Business Administration from the University of Western Ontario in Canada and a Masters of Business Administration from the University of Manchester Business School in England.

Separately, the Company announced the resignation of Russell Overla, who previously served as Executive Vice President, Truckload Operations.

Mr. Glaser remarked, “We would like to thank Russell for his contributions over the past two years.  Russell built a foundation that will help us continue USA Truck’s forward momentum.”

About USA Truck

USA Truck is a capacity solutions provider of transportation and logistics services that include truckload, dedicated contract carriage, intermodal and brokerage spot market throughout the continental United States, Mexico and Canada.

This press release and related information will be available to interested parties at our web site, www.usa-truck.com, under the "Financial Releases" tab of the "Investors" menu.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.  Such forward-looking statements are made pursuant to the provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements, including statements concerning expected financial and operating improvements and management capability, are based upon the current beliefs and expectations of our management and are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, which could cause future events and actual results to differ materially from those set forth in, contemplated by, or underlying the forward-looking statements.  Accordingly, actual results may differ materially from those set forth in the forward-looking statements.  Readers should review and consider the factors that may affect future results and other disclosures by the Company in its press releases, Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.  Any forward-looking statement speaks only as of the date on which it is made.  We disclaim any obligation to update or revise any forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking information.  In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release might not occur.

All forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by this cautionary statement.

References to the “Company,” “we,” “us,” “our” and words of similar import refer to USA Truck, Inc. and its subsidiary.

Company Contact
Michael Borrows, EVP & CFO
USA Truck, Inc.
(479) 471-3523
Michael.Borrows@usa-truck.com

Investor Relations Contact
Harriet Fried / Jody Burfening
LHA
(212) 838-3777
hfried@lhai.com

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